[LOGO OMITTED]

                            INVESTMENT ADVISORS FUNDS
                            -------------------------


                            INTERNATIONAL EQUITY FUND
                                FIXED INCOME FUND
                              LARGE CAP EQUITY FUND




                                  ANNUAL REPORT
                                OCTOBER 31, 2002

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--------------------------------------------------------------------------------

FELLOW SHAREHOLDER:

The Morgan Stanley Capital International Europe, Australia and Far East (the "EAFE") Index, which is a representative benchmark for the developments on the international equity markets, showed a total return for the six-month period ended October 31, 2002 of -17.76%. The total return of the 1838 International Equity Fund (the "Fund") during this period was -18.11%. For the fiscal year ended October 31, 2002, the Fund's total return was -14.05%, which was 0.84% lower than the EAFE return at -13.21%.

REGIONAL DEVELOPMENTS:

Last week, THE ECONOMIST magazine published economists' consensus economic growth forecasts for 2003, showing a continuing trend of lowered expectations with the US GDP growth estimated at 2.7%, Japan at 1.0%, the Eurozone at 1.7% and the UK at 2.6%. During the last twelve months, the equity markets have often been hit by slower than expected economic growth and a gradual lowering of expectations for economic and corporate earnings growth. The small pockets of strength were found mostly in Asia outside Japan, in China, Korea and Australia, those equity markets showed the best performance: The Non-Japan Asia index showed a total return of 7.53% for the year. The Fund had a small overweight in this region and its holdings did considerably better than the regional benchmark. Also good results, albeit here only on a relative basis were created in Japan. Primarily by emphasizing export-oriented companies, at the expense of virtually no exposure to generally poor performing financial sector stocks, the Japanese selection showed a decline of about half the Japanese benchmark's 16.43% loss. Unfortunately, the European markets and the Fund's selection within Europe both trailed the EAFE benchmark.

SECTOR DEVELOPMENTS:

An important cause of disappointing results in Europe were the holdings in Elan Pharmaceutical and Qiagen. While Qiagen had to guide earnings estimates substantially lower as a result of a slowdown in DNA related research spending by the pharmaceutical industry, Elan's share price fall was the result of an SEC investigation in management's accounting practices and withdrawal from promising new drug research. Both stocks were sold, but still caused almost 10% under-performance in the Health Care sector, even as the Fund did very well with its holding in generic drugs producer Teva Pharmaceutical. The worst performing sector during the year was Information Technology, whose benchmark index was down 28.18%, but here the Fund's holdings outperformed due to our emphasis on strong balance sheets and market leading positions, both important characteristics in this sector's current environment of falling revenues. Telecommunication Services was the second to worst performing sector, while investors searched for areas with more predictable revenue and earnings growth such as Consumer Staples, the only sector with positive (+2.46%) total return during the fiscal year.

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--------------------------------------------------------------------------------

OUTLOOK:
Over the past three fiscal years ended October 31, 2002, the EAFE index showed a total return of cumulative -36.8% while the Fund returned -31.32%. While consensus GDP growth estimates stay low and even keep falling, we believe our emphasis on strong balance sheets and market leadership will continue to help us avoid companies that suffer the worst earnings and stock market performances. Our attention to positive relative earnings momentum helps us identify pockets of earnings growth, ideally supported by a combination of cost cutting and underlying revenue growth. The equity market losses have in a number of cases provided us with what we believe will prove to be rewarding valuation levels. We share your disappointment with these historical results, but believe these investment holdings will prove to be well worth your patience over the next three years.
                                   Sincerely,

                                   /S/ HANS VAN DEN BERG

                                   Hans van den Berg
                                   Vice President & Portfolio Manager
November 21, 2002

                            INTERNATIONAL EQUITY FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT*

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                          SINCE      FINAL VALUE OF A
             1 YEAR       5 YEAR      INCEPTION    $10,000 INVESTMENT
              -----        -----       --------      ----------------
 FUND      (14.05)%      (1.06)%          1.89%               $11,453
 EAFE      (13.21)%      (3.12)%        (0.83)%                 9,415

 [LINE GRAPH OMITTED, PLOT POINTS FOLLOWS]

         1838 INTERNATIONAL EQUITY FUND              EAFE
 8/3/95                         $10,000           $10,000
 OCT-95                           9,610             9,544
 OCT-96                          10,485            10,544
 OCT-97                          12,082            11,032
 OCT-98                          12,916            12,096
 OCT-99                          16,675            14,882
 OCT-00                          17,519            14,451
 OCT-01                          13,326            10,848
 OCT-02                          11,453             9,415

*Past  performance  of the Fund is no  guarantee  of  future  results.  The 1838
 International Equity Fund commenced operations on August 3, 1995. The values shown reflect a hypothetical initial investment of $10,000 with distributions reinvested. Returns may be higher due to 1838 Investment Advisors, LLC maintenance of the Fund's expense cap. Please bear in mind that investing in foreign securities involves special risks such as currency fluctuation, less extensive regulation of foreign brokers and possible political instability. The EAFE is an unmanaged index representing the market value weighted price of 1,100 stocks of the major stock exchanges in Europe, Australia and the Far East without any associated expenses and the returns assume reinvestment of all distributions. You cannot invest directly in an index. Please read the prospectus carefully before investing. Distributed by MBIA Capital Management Corporation. See the Financial Highlights on page 18 for more details.

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---------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                                                                    OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          ---------                      --------      -----------
COMMON STOCK -- 98.75%
AUSTRALIA -- 4.21%
   BHP Billiton Ltd.                          Metal & Mining......................       223,030     $  1,199,444
   National Australia Bank                    Banks...............................        61,774        1,178,361
                                                                                                     ------------
                                                                                                        2,377,805
                                                                                                     ------------
DENMARK -- 2.60%
   Danske Bank A/S                            Banks...............................        92,400        1,471,318
                                                                                                     ------------

FINLAND -- 1.21%
   Stora Enso Oyj - R Shares                  Paper & Related Products............        66,000          686,278
                                                                                                     ------------

FRANCE -- 14.22%
   Accor SA                                   Hotels, Restaurants & Leisure.......        26,300          933,709
   Aventis SA                                 Pharmaceuticals.....................        16,900        1,011,695
   AXA, Inc.                                  Insurance...........................        48,800          728,282
   CNP Assurances                             Insurance...........................        21,500          763,298
   Essilor International SA                   Health Care Equipment & Supplies....        17,300          696,424
   Lafarge SA                                 Construction Materials..............        13,448        1,071,397
   Schlumberger Ltd.                          Energy Equipment & Services.........        20,100          806,211
   STMicroelectronics NV (NY Shares)          Semiconductor Equipment & Products..        30,000          590,100
   Total SA (B Shares)                        Oil & Gas...........................        10,400        1,432,608
                                                                                                     ------------
                                                                                                        8,033,724
                                                                                                     ------------
GERMANY -- 9.03%
   BMW AG                                     Automobiles & Components............        31,400        1,119,435
   Gehe AG                                    Health Care Providers & Services....        21,300          809,986
   Henkel KGAA                                Chemicals...........................        15,400          854,035
   RWE AG                                     Electric Utility....................        22,000          688,457
   Schering AG                                Pharmaceuticals.....................        19,600          899,648
   Siemens AG                                 Industrial Conglomerates............        15,500          729,108
                                                                                                     ------------
                                                                                                        5,100,669
                                                                                                     ------------
HONG KONG -- 2.80%
   Esprit Holdings Ltd.                       Retailing...........................       530,394          890,858
   Johnson Electric Holdings Ltd.             Electrical Equipment    ............       655,000          692,842
                                                                                                     ------------
                                                                                                        1,583,700
                                                                                                     ------------
IRELAND -- 5.00%
   Anglo Irish Bank Corp.                     Banks...............................       162,000        1,082,893
   Irish Life & Permanent PLC                 Insurance...........................        69,000          819,968
   Ryanair Holdings PLC*                      Airlines............................       143,000          920,484
                                                                                                     ------------
                                                                                                        2,823,345
                                                                                                     ------------

                       See notes to financial statements.


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---------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS -- CONTINUED                                                                       OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          ---------                      --------      -----------
ISRAEL -- 2.30%
   TEVA Pharmaceutical Ind. - ADR             Pharmaceuticals.....................        16,800     $  1,300,824
                                                                                                     ------------

ITALY -- 3.05%
   Snam Rete Gas SPA                          Oil & Gas  .........................       270,000          807,491
   Unicredito Italiano SPA                    Banks...............................       243,500          916,325
                                                                                                     ------------
                                                                                                        1,723,816
                                                                                                     ------------
JAPAN -- 19.44%
   Aeon Co. Ltd.                              Retailing...........................        35,000          859,930
   Canon Inc.                                 Office Electronics..................        28,000        1,033,059
   Honda Motor Co. Ltd.                       Automobiles & Components............        24,200          867,178
   Hoya Corp.                                 Health Care Equipment & Services....        15,300        1,050,306
   Japan Telecom Co. Ltd.                     Diversified Telecommunication
                                                Services .........................           300          788,507
   Kubota Corp.                               Machinery...........................       327,000          824,773
   Kyushu Electric Power                      Electric Utilities..................        65,000          884,989
   Murata Manufacturing Co. Ltd.              Semiconductor Equipment & Products..         8,000          378,092
   Nichii Gakkan Co.                          Commercial Services & Supplies .....        14,400          717,003
   Pioneer Co. Ltd.                           Household Durables..................        38,000          648,274
   Shin-Etsu Chemical Co. Ltd.                Chemicals...........................        25,800          796,049
   SMC Corp.                                  Machinery...........................         8,100          641,335
   Sony Corp. - ADR                           Household Durables..................        13,500          583,740
   Takeda Chemical Inds.                      Pharmaceuticals.....................        22,000          914,048
                                                                                                     ------------
                                                                                                       10,987,283
                                                                                                     ------------
MEXICO -- 1.11%
   Wal-Mart De Mexico - ADR (V Shares)        Retailing...........................        25,000          624,340
                                                                                                     ------------

NETHERLANDS -- 4.73%
   ASM Lithography Holding NV*                Semiconductor Equipment & Products..        46,000          403,151
   ING Groep NV                               Diversified Financial Services......        61,092        1,021,835
   Reed Elsevier NV                           Media...............................       100,000        1,246,788
                                                                                                     ------------
                                                                                                        2,671,774
                                                                                                     ------------
NORWAY -- 1.87%
   Statoil ASA - ADR                          Oil & Gas...........................       146,000        1,058,500
                                                                                                     ------------

SINGAPORE -- 1.28%
   DBS Group Holdings                         Banks...............................       102,855          722,321
                                                                                                     ------------

SOUTH KOREA -- 1.03%
   Kookmin Bank - ADR                         Banks...............................        18,000          582,300
                                                                                                     ------------

                       See notes to financial statements.


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-------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS-- CONTINUED                                                                OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          ---------                      --------      -----------
SPAIN -- 3.72%
   Banco Bilbao Vizcaya Argentaria            Banks...............................        17,000     $    727,950
   Grupo Ferrovial SA                         Construction & Engineering..........        59,000        1,373,051
                                                                                                     ------------
                                                                                                        2,101,001
                                                                                                     ------------
SWITZERLAND -- 7.08%
   Adecco SA - Registered Shares              Commercial Services & Supplies......        22,000          864,382
   Nestle SA - ADR                            Food Products.......................        40,800        2,186,913
   Swisscom AG - Registered Shares            Diversified Telecommunication Services       3,200          951,633
                                                                                                     ------------
                                                                                                        4,002,928
                                                                                                     ------------
TAIWAN -- 0.64%
   Taiwan Semiconductor - ADR*                Semiconductor Equipment & Products..        46,310          362,144
                                                                                                     ------------

UNITED KINGDOM -- 13.43%
   Barclays PLC                               Banks...............................       156,534        1,082,447
   BP Amoco PLC                               Oil & Gas...........................       284,958        1,823,391
   Diageo PLC                                 Beverages...........................       115,123        1,296,792
   Reckitt Benckiser PLC                      Household Products..................        35,300          638,975
   Royal Bank of Scotland Group PLC           Banks...............................        42,168          990,897
   Tesco PLC                                  Food & Drug Retailing...............       210,000          651,340
   Vodafone Airtouch PLC                      Wireless Telecommunication Services.       687,384        1,104,983
                                                                                                     ------------
                                                                                                        7,588,825
                                                                                                     ------------

TOTAL COMMON STOCK (Cost $63,905,371)      .......................................                     55,802,895
                                                                                                     ------------


SHORT-TERM INVESTMENT-- 1.02%
   Evergreen Select Money Market -I (Cost $573,986)...............................       573,986          573,986
                                                                                                     ------------

TOTAL INVESTMENTS (Cost $64,479,357)-- 99.77%  ...................................                    $56,376,881

OTHER ASSETS AND LIABILITIES, NET-- 0.23%     ....................................                        130,257
                                                                                                     ------------

NET ASSETS-- 100.00%..............................................................                   $ 56,507,138
                                                                                                     ============

MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Common Stocks
   Consumer Discretionary-- 13.93%            Industrials-- 12.12%
   Consumer Staples-- 8.55%                   Information Technology-- 4.96%
   Energy-- 10.62%                            Materials-- 8.26%
   Financials-- 21.66%                        Telecommunication Services-- 5.10%
   Health Care-- 11.98%                       Utilities-- 2.82%

* Non-income producing securities
ADR -- American Depositary Receipt

                       See notes to financial statements.

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--------------------------------------------------------------------------------

TO THE SHAREHOLDER:

A very exciting end to a challenging fiscal year for the 1838 Fixed Income Fund (the "Fund") as the FOMC cut rates by a larger than expected 50 basis point ("bp") and moved to a neutral risk assessment suggesting the end of the rate cutting cycle. This cut is the Federal Reserve's first move since last December. The statement issued by the Fed highlighted the softness in recent incoming data, and noted that uncertainty tied partly to geopolitical risks is "inhibiting" the economy. The switch back to a neutral risk assessment, and relatively upbeat language in the statement -- describing the economy as merely in a "soft spot" -- suggests that this move is most likely the last in the cycle. Clearly, monetary policy is currently accommodative. Interest rates are at historic lows. The Fed Funds rate is at its lowest level since July 1961. The flight-to-quality has continued, fueled by uncertainty regarding the strength of the U.S. economic recovery, continued corporate governance issues and the overhang of a war with Iraq. In addition, Republicans swept the elections giving them a slight majority in both the House and Senate. The main beneficiary has been the intermediate and short end of the Treasury yield curve. Treasuries have outperformed all other asset classes for the year. The 2-year Treasury yield has fallen over 80 bp since the beginning of the fiscal year. 5 and 10 year Treasuries have also benefited helped by convexity related buying as Mortgage Backed portfolios try to hedge their shrinking duration as interest rate declines fuel a large refinance wave.


                                FIXED INCOME FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT*

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                  SINCE         FINAL VALUE OF A
                  1 YEAR         5 YEAR       INCEPTION       $10,000 INVESTMENT
                   -----          -----        --------         ----------------
 FUND              3.86%          6.23%           6.57%                  $13,892
 LEHMAN
  AGGREGATE        5.89%          7.43%           7.79%                   14,729

 [LINE GRAPH OMITTED, PLOT POINTS FOLLOWS]

               1838 FIXED INCOME FUND      LEHMAN AGGREGATE
 9/2/97                       $10,000               $10,000
 OCT-97                        10,270                10,295
 OCT-98                        10,913                11,257
 OCT-99                        10,999                11,316
 OCT-00                        11,696                12,142
 OCT-01                        13,375                13,910
 OCT-02                        13,892                14,729

*Past performance of the Fund is no guarantee of future results. The 1838 Fixed Income Fund commenced operations on September 2, 1997. The values shown reflect a hypothetical initial investment of $10,000 with distributions reinvested. Returns are higher due to 1838 Investment Advisors, LLC maintenance of the Fund's expense cap. The Lehman Aggregate Index is an unmanaged index which consists of bond issues spread over the investment grade bond universe and does not have any associated expenses and the returns assume reinvestment of all interest income. You cannot invest in an index. Please read the prospectus carefully before investing. Distributed by MBIA Capital Management Corporation. See the Financial Highlights on page 19 for more details.

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--------------------------------------------------------------------------------

Yields on corporate bonds have widened dramatically as uncertainty over the future of the economy increased. Interestingly, long-term treasury rates (30-year bonds) barely budged and high quality corporate spreads held fairly firm. We take this as a positive sign that fixed income players viewed the uncertainties as short term in nature and remain steadfastly bullish on the longer-term prognosis for the U.S. economy.

Although the Fund avoided all of the "headline" bankruptcies that plagued the market in record numbers, the Fund lost relative performance during the fiscal year due to our core overweight in the corporate bond sector. The total return of the Fund (net of fees & expenses) was 3.86% compared to the Lehman Aggregate Bond Index ("the Index"), which was up 5.89%. Although we lagged our index, the Fund still enjoys a Lipper B rating from the mutual fund reporting service for the three years ended October 2002, and the highest overall rating for preservation of capital.

Going forward, we believe that the massive amount of fiscal and monetary stimulus will have a positive impact on the growth rate of the U.S. economy. Lower rates and easier money will bolster both corporate and individual spending which should drive the recovery. Consequently, we will stay overweight among the spread sectors of the fixed income market and favor a slightly short duration into the start of 2003.

The Fund's exposure, based on long-term market value, compared to the Index at October 31, 2002 was as follows:

                                                        1838 FIXED        LEHMAN AGGREGATE
                                                        INCOME FUND          BOND INDEX
                                                       -------------       ---------------
         Corporate Bonds...............................   43.1%                 25.8%
         Mortgage-Backed...............................   37.9%                 35.6%
         Asset-Backed..................................    7.2%                  3.9%
         Agencies......................................    6.9%                 12.6%
         Treasuries....................................    4.9%                 22.1%

                                   Sincerely,
                                   /S/ CLIFFORD D. CORSO
                                   Clifford D. Corso
                                   Vice President & Portfolio Manager

November 21, 2002


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SCHEDULE OF INVESTMENTS                                                                           OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------------------

                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING+        AMOUNT         (NOTE 2)
                                                                       ------------     --------       -----------
CORPORATE BONDS -- 42.05%
   FINANCIAL --  19.96%
      Bank One Corp., 6.50%, 02/01/06................................      Aa3/A     $ 1,690,000     $  1,850,705
      Citigroup Inc., 6.00% , 02/21/12...............................     Aa1/AA-      2,025,000        2,169,344
      ERAC USA Finance Co., 7.50%, 06/15/03, 144A....................    Baa1/BBB+     3,035,000        3,122,047
      Ford Motor Credit Co., 7.25%, 10/25/11.........................     A3/BBB       1,290,000        1,127,187
      General Electric Capital Corp., Ser. A, 4.625%, 09/15/09.......     Aaa/AAA      1,295,000        1,305,469
      General Electric Capital Corp., Ser. A, 6.75%, 03/15/32........     Aaa/AAA      1,335,000        1,398,206
      General Motors Acceptance Corp., 6.75%, 01/15/06...............     A2/BBB       2,790,000        2,763,835
      Household Finance Corp., 6.40%, 06/17/08.......................      A2/A-       1,025,000          909,878
      PNC Funding Corp., 5.75%, 08/01/06.............................      A2/A-       2,220,000        2,330,265
      Principal Life Global, 6.25%, 02/15/12, 144A...................     Aa3/AA         895,000          936,253
                                                                                                     ------------
                                                                                                       17,913,189
                                                                                                     ------------
   INDUSTRIAL & MISCELLANEOUS -- 22.09%
      Amerada Hess Corp., 5.30%, 08/15/04............................    Baa2/BBB      1,765,000        1,841,188
      Anadarko Petroleum Corp., 5.375%, 03/01/07.....................    Baa1/BBB+     2,710,000        2,892,979
      AOL Time Warner Inc., 7.625%, 04/15/31.........................    Baa1/BBB+     1,305,000        1,182,505
      AT&T Corp., 8.00%, 11/15/31....................................    Baa2/BBB+     1,485,000        1,418,175
      BAE Systems 2001 Asset Trust, 6.664%, 09/15/13, 144A*..........     Aaa/AAA      2,203,276        2,364,034
      Delta Airlines, Ser. 02-1, Cl. G-2, 6.417%, 07/02/12*..........     Aaa/AAA      2,960,000        3,087,671
      Ford Motor Co., 7.45%, 07/16/31................................    Baa1/BBB      1,125,000          859,514
      Lockheed Martin Corp., 6.50%, 04/15/03 ........................    Baa2/BBB      1,910,000        1,941,311
      Verizon Global Funding Corp., 6.125%, 06/15/07.................      A1/A+       1,400,000        1,488,735
      Weyerhaeuser Co., 5.50%, 03/15/05..............................    Baa2/BBB      1,460,000        1,515,569
      Weyerhaeuser Co., 7.375%, 03/15/32.............................    Baa2/BBB      1,215,000        1,227,275
                                                                                                     ------------
                                                                                                       19,818,956
                                                                                                     ------------
        TOTAL CORPORATE BONDS (Cost $37,493,731).................................................      37,732,145
                                                                                                     ------------

ASSET BACKED SECURITIES-- 7.05%
      Bear Stearns CMS, Ser. 1999-WF2, Cl. A2,
       7.08%, 06/15/09...............................................     Aaa/AAA      1,240,000        1,426,438
      JP Morgan Chase CMS, Ser. 2001-CIBC, Cl. A1,
      5.288%, 03/01/33...............................................     Aaa/AAA      1,631,899        1,709,836
      Mortgage Lenders Network, Ser. 2000-1, Cl. A2,
      7.605%, 06/25/21...............................................     Aaa/AAA        470,714          473,350
      Onyx Acceptance Auto Trust,  Ser. 2002-D, Cl. A3,
      2.47%, 12/15/06*...............................................     Aaa/AAA      1,570,000        1,575,397

[LOGO OMITTED]  FIXED INCOME FUND

SCHEDULE OF INVESTMENTS-- CONTINUED                                                               OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------------------

                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING+        AMOUNT         (NOTE 2)
                                                                       ------------     --------       -----------
      Textron Financial Corp., Ser. 2000-B, Cl. A3
      6.99%, 03/15/06, 144A..........................................     Aaa/AAA      1,112,659     $  1,142,034
                                                                                                     ------------
        TOTAL ASSET BACKED SECURITIES (Cost $6,030,019)..........................................       6,327,055
                                                                                                     ------------

MORTGAGE BACKED SECURITIES -- 36.96%
      FGCI, Pool # G10557, 6.50%, 07/01/11 ..........................     Aaa/AAA     $  995,624        1,049,204
      FGCI, Pool # E00617, 5.50%, 01/01/14...........................     Aaa/AAA        697,465          726,745
      FGCI, Pool # E00765, 6.50%, 12/01/14...........................     Aaa/AAA      1,050,567        1,104,002
      FGLMC, Pool # TBA, 5.50%, 11/15/17.............................     Aaa/AAA         50,000           51,625
      FGLMC, Pool # TBA, 6.50%, 12/01/31.............................     Aaa/AAA      4,740,000        4,914,788
      FGLMC, Pool # C80342, 6.50%, 09/01/25 .........................     Aaa/AAA        883,740          920,373
      FGLMC, Pool # D85515, 6.50%, 01/01/28..........................     Aaa/AAA      1,041,293        1,082,479
      FGLMC, Pool # C30260, 7.50%, 08/01/29..........................     Aaa/AAA        381,776          403,503
      FGLMC, Pool # C33014, 7.50%, 11/01/29..........................     Aaa/AAA        218,422          230,852
      FGLMC, Pool # C01188, 7.00%, 06/01/31..........................     Aaa/AAA        725,428          757,469
      FHLMC, Pool # A00930, 10.00%, 05/01/20.........................     Aaa/AAA         13,102           14,930
      FHLMC, Pool # C00967, 8.50%, 02/01/30..........................     Aaa/AAA        565,442          605,057
      FHLMC, Pool # C01361, 6.00%, 05/01/32..........................     Aaa/AAA      1,099,818        1,133,202
      FNC, Pool # 250890, 7.00%, 04/01/04............................     Aaa/AAA        310,012          317,697
      FNC, Pool # 303728, 6.00%, 01/01/11............................     Aaa/AAA        928,857          977,744
      FNC, Pool # 190275, 8.00%, 11/01/26............................     Aaa/AAA        711,203          766,335
      FNCL, Pool # 482515, 5.50%, 01/01/14...........................     Aaa/AAA        223,439          232,646
      FNCL, Pool # 252381, 5.50%, 04/01/14...........................     Aaa/AAA         98,191          102,063
      FNCL, Pool # 535003, 7.00%, 11/01/14...........................     Aaa/AAA        950,349        1,006,887
      FNCL, Pool # 481429, 6.00%, 01/01/29...........................     Aaa/AAA      1,592,631        1,643,928
      FNCL, Pool # 487830, 6.00%, 03/01/29...........................     Aaa/AAA            352              362
      FNCL, Pool # 498610, 6.00%, 05/01/29...........................     Aaa/AAA      1,443,517        1,488,183
      FNCL, Pool # 496524, 6.00%, 06/01/29...........................     Aaa/AAA            525              541
      FNCL, Pool # 516898, 7.00%, 01/01/30...........................     Aaa/AAA         86,482           90,403
      FNCL, Pool # 522898, 8.00%, 01/01/30...........................     Aaa/AAA        247,671          265,164
      FNCL, Pool # 526025, 8.00%, 01/01/30...........................     Aaa/AAA        771,888          825,477
      FNCL, Pool # 254239, 6.50%, 03/01/32...........................     Aaa/AAA      1,955,815        2,027,529
      FNCX, Pool # 313411, 7.00%, 03/01/04...........................     Aaa/AAA         63,518           64,434
      GNMA, Pool # 569684, 6.00%, 02/15/32...........................     Aaa/AAA      1,353,123        1,401,993
      GNMA I, Pool # 3545, 7.00%, 12/15/03...........................     Aaa/AAA            257              258
      GNMA I, Pool # 6937, 8.50%, 12/15/05...........................     Aaa/AAA          1,761            1,849
      GNSF, Pool # 780374, 7.50%, 12/15/23 ..........................     Aaa/AAA        616,260          659,697

                       See notes to financial statements.


[LOGO OMITTED]  FIXED INCOME FUND

SCHEDULE OF INVESTMENTS-- CONTINUED                                                               OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------

                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING+        AMOUNT         (NOTE 2)
                                                                       ------------     --------       -----------
      GNSF, Pool # 417239, 7.00%, 02/15/26...........................     Aaa/AAA    $ 1,241,819     $  1,310,141
      GNSF, Pool # 432664, 7.50%, 05/15/26...........................     Aaa/AAA      1,584,387        1,690,630
      GNSF, Pool # 462556, 6.50%, 02/15/28...........................     Aaa/AAA      1,527,762        1,594,403
      GNSF, Pool # 377671, 6.50%, 03/15/28...........................     Aaa/AAA        239,418          249,862
      GNSF, Pool # 491223, 7.00%, 03/15/29...........................     Aaa/AAA      1,617,713        1,700,586
      GNSF, Pool # 509609, 7.00%, 07/15/29...........................     Aaa/AAA        756,464          795,217
      GNSF, Pool # 528190, 7.50%, 04/15/30...........................     Aaa/AAA         98,511          104,757
      GNSF, Pool # 544849, 7.00%, 11/15/30...........................     Aaa/AAA        757,578          796,180
      G2SF, Pool # 2038, 8.50%, 07/20/25.............................     Aaa/AAA         52,538           57,146
                                                                                                     ------------
        TOTAL MORTGAGE BACKED SECURITIES (Cost $31,550,584)......................................      33,166,341
                                                                                                     ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.69%
      FNMA, Sub. Notes, 5.250%, 08/01/12.............................     Aa2/AA-      1,030,000        1,056,360
      FHLMC, 4.00%, 10/29/07.........................................     NA/AAA       1,615,000        1,651,922
      FHLMC, Sub. Notes, 5.875%, 03/21/11............................     Aa2/AA-      1,410,000        1,524,594
      FHLMC, Sub. Notes, 6.25%, 03/05/12.............................     Aa2/AA-      1,625,000        1,771,741
                                                                                                     ------------
        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $5,773,817)...............................       6,004,617
                                                                                                     ------------

U.S. TREASURY OBLIGATIONS** -- 4.74%
      U.S. Treasury Notes, 2.25%, 07/31/04...........................                  2,525,000        2,552,624
      U.S. Treasury Notes, 4.375%, 08/15/12..........................                    230,000          238,769
      U.S. Treasury Bonds, 5.375%, 02/15/31..........................                  1,385,000        1,461,879
                                                                                                     ------------
        TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,210,594)........................................       4,253,272
                                                                                                     ------------

SHORT-TERM INVESTMENTS -- 7.16%
      Evergreen Select Money Market - Class I .......................                  3,225,826        3,225,826
      SEI Daily Income Prime Obligation Fund - Class A...............                  3,200,000        3,200,000
                                                                                                     ------------
        TOTAL SHORT-TERM INVESTMENTS (Cost $6,425,826)...........................................       6,425,826
                                                                                                     ------------

TOTAL INVESTMENTS (Cost $91,484,571)-- 104.65%...................................................    $ 93,909,256
OTHER ASSETS AND LIABILITIES, NET-- (4.65%).....................................................       (4,175,705)
                                                                                                     ------------
NET ASSETS-- 100.00%.............................................................................    $ 89,733,551
                                                                                                     ============

144A Security  was  purchased  pursuant  to Rule 144A under the  Securities  Act of 1933 and may not be resold subject to that rule except to qualified  institutional  buyers. As of October 31, 2002, these securities amounted to 8.43% of net assets.  These  securities  have been  determined to be liquid under  guidelines approved by the Board of Trustees.

+    Unaudited

*    The bond's  principal  and  interest  payments  are  insured by MBIA,  Inc.,  the parent  company of 1838
     Investment Advisors, LLC.

**   While no ratings  are shown for U.S.  Treasury  Obligations,  they are  considered  to be of the  highest quality, comparable to Moody's AAA rating and S&P's Aaa rating.

                       See notes to financial statements.

[LOGO OMITTED]  LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

TO THE SHAREHOLDER:

The past fiscal year ended October 31st marked the third year of the current bear market, with the S&P 500 Index declining 15.09% for the prior 12 months. The 1838 Large Cap Equity Fund (the "Fund") continued to struggle, posting a loss of 21.96%.

Substantially all of the loss occurred in three sectors, Basic Industries, Technology and Healthcare. In fact, about 1/3 of the total disparity to the S&P resulted from our holding in Tyco International stock. We, like many other managers, were stung by what turned out to be less than forthright communications from Tyco management as they abruptly changed course early this year, moving from splitting up the Company and improving shareholder value to electing to manage the conglomerate in its current state.

Just as the last significant bear market in the early `70s coincided with a crisis of political confidence, the current malaise is marked by a crisis of corporate confidence. The spectacular failures of Enron, Worldcom, Imclone, Global Crossing, Arthur Anderson, and others mark the severity of investor suspicion regarding management, accounting and governance. While we dodged each of the other landmines, we chose to believe Tyco management and the Fund paid a price. If there is any consolation, the stock has not yet regained the level at which it was sold earlier this year.


                              LARGE CAP EQUITY FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT*

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                          SINCE            FINAL VALUE OF A
                    1 YEAR              INCEPTION         $10,000 INVESTMENT
                     -----               --------           ----------------
 FUND             (21.96)%               (15.18)%                     $6,012
 S&P 500          (15.09)%                (9.78)%                      7,275

 [LINE GRAPH OMITTED, PLOT POINTS FOLLOWS]

           1838 LARGE CAP EQUITY FUND             S&P 500
 9/29/99                      $10,000             $10,000
 OCT-99                        10,610              10,753
 OCT-00                        11,123              11,409
 OCT-01                         7,704               8,570
 OCT-02                         6,012               7,275

* Past performance is no guarantee of future results. The 1838 Large Cap Equity Fund commenced operations on September 29, 1999. The values shown reflect a hypothetical initial investment of $10,000 with distributions reinvested. Returns are higher due to 1838 Investment Advisors, LLC maintenance of the Fund's expense cap. The S&P 500 Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest directly in an index. Please read the prospectus carefully before investing. Distributed by MBIA Capital Management Corporation. See the Financial Highlights on page 20 for more details.

[LOGO OMITTED] LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

Our weakness in Healthcare was caused by poor stock picking in the ethical pharmaceutical industry. We have maintained a cautious position in this area based on our belief that most companies would struggle to bring new products to market in the coming year, and many drug companies would also face revenue pressure from patent expiration of major offerings. While this scenario did, indeed, unfold, we still managed to be penalized by our investment in what we thought were the conservative companies, Abbott Labs, Eli Lilly and Wyeth. Other stocks facing the same pressures, such as Merk and Johnson and Johnson fared better, and fortunately, the Fund did hold a position in the latter name.

At this writing, some 30 months following the market's former peak, we (like most investors) would like to make our tech exposure and pain disappear. This statement, in itself, is an emotional testimony that the sector is probably bottoming after giving up most of its value. It appears that there have been few places to hide during this destruction. The Fund has maintained its positions in Microsoft, which has been one of the best relative performers over the past year. We also established a position in First Data Corp to take advantage of another "low tech" defensive company. Such moves were not enough to erase the damage done by our positions in companies like Flextronics and JDS Uniphase. Here again, we can at least say that neither of the latter companies has rebounded in price to the levels where they were sold.

As we look into the next fiscal year, we believe that the Fund is well positioned with a combination of value and growth names to capitalize on, and hopefully, resumption in positive returns. We remain sector neutral and carry very little cash; consistent with our belief that market timing and sector betting take on unnecessary risk. We have strengthened our sale discipline, as it pertains to stocks that are underperforming, to become more agile in such situations. The flow of new purchase ideas for the Fund's portfolio remains strong. In sum, we hope to write a more positive report about the market and the 1838 Large Cap Equity Fund's returns in a year's time. Meanwhile, take comfort in the fact that all bear markets, even the severe ones, end long before the changes become news. October's returns were excellent. Could it have been the beginning?



                                    Sincerely

                                    /S/ GEORGE W. GEPHART, JR.
                                    George W. Gephart, Jr.
                                    Vice President & Portfolio Manager

November 21, 2002


[LOGO OMITTED] LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS                                                                           OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                                                          SHARES        (NOTE 2)
                                                                                          ------       -----------
COMMON STOCK -- 98.38%
   BASIC INDUSTRIES -- 10.44%
     Alcoa Inc..................................................................            7,500    $    165,450
     General Electric Co........................................................           37,400         944,350
     Ingersoll-Rand Co..........................................................            8,500         331,500
     Raytheon Co................................................................           12,800         377,600
     Union Pacific Corp.........................................................            6,500         383,825
                                                                                                     ------------
                                                                                                        2,202,725
                                                                                                     ------------
   CONSUMER CYCLICAL -- 13.88%
     Carnival Corp..............................................................            8,600         224,632
     CVS Corp...................................................................           14,800         410,404
     Kohl's Corp.*..............................................................            3,900         227,955
     Lowe's Cos. Inc............................................................            5,700         237,861
     Target Corp................................................................           11,940         359,633
     Viacom Inc. (B Shares)*....................................................           16,930         755,247
     Wal-Mart Stores Inc........................................................           13,300         712,215
                                                                                                     ------------
                                                                                                        2,927,947
                                                                                                     ------------
   CONSUMER STAPLES -- 8.93%
     Coca-Cola Co...............................................................            8,600         399,728
     Colgate-Palmolive Co.......................................................            8,100         445,338
     Kraft Foods Inc............................................................           11,500         454,250
     Procter & Gamble Co........................................................            6,600         583,770
                                                                                                     ------------
                                                                                                        1,883,086
                                                                                                     ------------
   ENERGY -- 5.95%
     Exxon Mobil Corp...........................................................           28,164         948,000
     Transocean Inc.............................................................           13,967         306,995
                                                                                                     ------------
                                                                                                        1,254,995
                                                                                                     ------------
   FINANCIAL -- 22.66%
     American International Group...............................................           15,982         999,674
     Charter One Financial Inc..................................................           10,080         305,222
     Citigroup Inc..............................................................           22,982         849,185
     Federal National Mortgage Association......................................            6,300         421,218
     Fifth Third Bancorp........................................................            6,700         425,450
     Golden West Financial Corp.................................................            3,300         227,898
     Morgan Stanley Dean Witter & Co............................................           10,800         420,336
     SLM Corp...................................................................            2,400         246,576
     Travelers Property Casualty (A Shares)*....................................           31,492         417,899
     Travelers Property Casualty (B Shares)*....................................            2,040          27,581
     Wells Fargo & Co...........................................................            8,700         439,089
                                                                                                     ------------
                                                                                                        4,780,128
                                                                                                     ------------

                       See notes to financial statements.


[LOGO OMITTED] LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS-- CONTINUED                                                               OCTOBER 31, 2002
-------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                                                          SHARES        (NOTE 2)
                                                                                          ------       -----------
   HEALTHCARE -- 14.84%
     Abbott Laboratories........................................................            4,700    $    196,789
     Cardinal Health Inc........................................................            6,100         422,181
     Guidant Corp.*.............................................................            6,600         195,162
     HCA- The Healthcare Co.....................................................            9,400         408,806
     Johnson & Johnson..........................................................           12,300         722,625
     Medtronic Inc..............................................................           15,800         707,840
     Wellpoint Health Network Inc.*.............................................            2,500         188,025
     Wyeth......................................................................            8,600         288,100
                                                                                                     ------------
                                                                                                        3,129,528
                                                                                                     ------------
   TECHNOLOGY -- 14.85%
     Analog Devices*............................................................            7,700         206,360
     Cisco Systems Inc.*........................................................           44,500         497,510
     First Data Corp............................................................           12,700         443,738
     Intel Corp.................................................................           17,680         305,864
     International Business Machines Corp.......................................            4,550         359,177
     Microsoft Corp.*...........................................................           16,545         884,661
     Motorola Inc...............................................................           18,900         173,313
     Texas Instruments Inc......................................................           16,630         263,752
                                                                                                     ------------
                                                                                                        3,134,375
                                                                                                     ------------
   DEREGULATED INDUSTRIES -- 6.83%
     Dominion Resources, Inc....................................................            6,350         304,800
     Entergy....................................................................            8,700         383,583
     SBC Communications Inc.....................................................           14,800         379,768
     Verizon Communications.....................................................            9,850         371,936
                                                                                                     ------------
                                                                                                        1,440,087
                                                                                                     ------------
        TOTAL COMMON STOCKS (Cost $25,010,533)..................................                       20,752,871
                                                                                                     ------------

SHORT-TERM INVESTMENT -- 1.58%
     Evergreen Select Money Market - I (Cost $334,266)..........................          334,266         334,266
                                                                                                     ------------

TOTAL INVESTMENTS (Cost $25,344,799)-- 99.96%..................................                       $21,087,137

OTHER ASSETS AND LIABILITIES, NET-- 0.04%......................................                             8,553
                                                                                                     ------------
NET ASSETS-- 100.00%............................................................................      $21,095,690
                                                                                                     ============

* Non-income producing securities.

                       See notes to financial statements.


[LOGO OMITTED] INVESTMENT ADVISORS FUNDS

STATEMENTS OF ASSETS AND LIABILITIES                                                              OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------

                                                                     INTERNATIONAL  FIXED INCOME      LARGE CAP
                                                                      EQUITY FUND       FUND         EQUITY FUND
                                                                     ------------------------------------------------
ASSETS:
Investments, at value (identified cost $64,479,357, $91,484,571
    and $25,344,799, respectively) (Note 2).......................    $56,376,881     $93,909,256    $21,087,137
Receivables:
   Dividends, interest and foreign tax reclaims...................        197,206         838,548         25,662
Other assets......................................................          3,564           5,761          1,302
                                                                      -----------------------------------------------
     Total assets.................................................     56,577,651      94,753,565     21,114,101
                                                                      -----------------------------------------------

LIABILITIES:
Management fees due to advisor (Note 4)...........................         34,680          25,244          1,579
Due to affiliates (Note 4)........................................          9,667          10,685          6,513
Payable for investment securities purchased.......................            --        4,959,027            --
Payable for Fund shares redeemed..................................            --              --           2,000
Other accrued expenses............................................         26,166          25,058          8,319
                                                                      -----------------------------------------------
     Total liabilities............................................         70,513       5,020,014         18,411
                                                                      -----------------------------------------------
NET ASSETS........................................................    $56,507,138     $89,733,551    $21,095,690
                                                                      ===============================================
NET ASSETS CONSIST OF:
Shares of beneficial interest.....................................       $  6,645        $  8,875       $  3,538
Additional capital paid-in........................................     77,541,262      86,922,714     35,660,183
Undistributed net investment income (loss)........................            --              --          61,104
Accumulated net realized gain (loss) on investments...............    (12,963,388)        377,277    (10,371,473)
Net unrealized appreciation (depreciation) on:
   Investments....................................................     (8,102,476)      2,424,685     (4,257,662)
   Translation of assets and liabilities in foreign currencies....         25,095             --             --
                                                                      -----------------------------------------------

NET ASSETS........................................................    $56,507,138     $89,733,551    $21,095,690
                                                                      ===============================================
Shares of beneficial interest outstanding.........................      6,645,058       8,875,059      3,537,817

NET ASSETS VALUE, offering and redemption price per share
   (Net assets/Outstanding shares of beneficial interest).........    $      8.50     $     10.11    $      5.96
                                                                      ===============================================

                       See notes to financial statements.


[LOGO OMITTED]  INVESTMENT ADVISORS FUNDS

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2002
---------------------------------------------------------------------------------------------------------------------

                                                                     INTERNATIONAL    FIXED INCOME     LARGE CAP
                                                                      EQUITY FUND         FUND        EQUITY FUND
                                                                    -------------------------------------------------
INVESTMENT INCOME:
   Dividends......................................................  $     938,820      $       --    $   257,832
   Interest.......................................................         10,094       7,019,641         12,429
   Foreign taxes withheld ........................................       (133,714)             --           (277)
                                                                    -------------------------------------------------
             Total Investment Income..............................        815,200       7,019,641        269,984
                                                                    -------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 4)..............................        517,457         567,986        151,057
   Administration fee (Note 4)....................................         41,397          68,158         15,133
   Accounting fee (Note 4)........................................         65,697          59,076         40,000
   Custodian fees ................................................         27,994          16,982          5,673
   Transfer agency fees (Note 4)..................................         20,000          20,000         20,000
   Trustees' fees (Note 4)........................................         12,787          20,289          4,167
   Audit fees.....................................................         15,870          17,902          9,918
   Legal fees.....................................................         12,146          13,888          7,573
   Registration fees..............................................         17,038          19,106         11,381
   Reports to shareholders........................................          5,255           8,630          1,947
   Other..........................................................         20,995          25,773          6,505
                                                                    -------------------------------------------------
        Total expenses............................................        756,636         837,790        273,354
        Advisory fees waived (Note 4).............................             --        (156,206)       (99,046)
                                                                    -------------------------------------------------
           Total expenses, net....................................        756,636         681,584        174,308
                                                                    -------------------------------------------------
              Net investment income...............................         58,564       6,338,057         95,676
                                                                    -------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY:
      Net realized gain (loss) from:
         Investment transactions..................................    (11,320,325)        514,671     (7,328,678)
         Foreign currency transactions............................       (230,778)             --             --
                                                                    -------------------------------------------------
           Total net realized gain (loss).........................    (11,551,103)        514,671     (7,328,678)
                                                                    -------------------------------------------------
      Change in unrealized appreciation (depreciation) of:
         Investments..............................................      1,905,711      (3,129,687)     1,069,356
         Translation of assets and liabilities in foreign
           currencies ............................................         30,404              --             --
                                                                    -------------------------------------------------
             Total change in unrealized appreciation
           (depreciation) ........................................      1,936,115      (3,129,687)     1,069,356
                                                                    -------------------------------------------------
                 Net loss on investments and foreign currency.....     (9,614,988)     (2,615,016)    (6,259,322)
                                                                    -------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $  (9,556,424)   $  3,723,041   $ (6,163,646)
                                                                    =================================================


                       See notes to financial statements.

[LOGO OMITTED] INVESTMENT ADVISORS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------

                                                                     INTERNATIONAL  FIXED INCOME      LARGE CAP
                                                                      EQUITY FUND       FUND         EQUITY FUND
                                                                   ---------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2002
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ......................................... $        58,564  $   6,338,057  $      95,676
   Net realized gain (loss) from investment and
      foreign currency transactions...............................    (11,551,103)        514,671     (7,328,678)
   Change in unrealized appreciation (depreciation)
      of investments and foreign currency.........................      1,936,115      (3,129,687)     1,069,356
                                                                   ---------------------------------------------------
Net increase (decrease) in net assets resulting from operations...     (9,556,424)      3,723,041     (6,163,646)
                                                                   ---------------------------------------------------
Distributions to shareholders from:
   Net investment income..........................................             --      (6,338,057)      (102,259)
   Short-term gains...............................................             --      (1,885,738)            --
   Long-term gains................................................             --        (395,985)            --
                                                                   ---------------------------------------------------
      Total distributions.........................................             --      (8,619,780)      (102,259)
                                                                   ---------------------------------------------------
Increase (decrease) in net assets from Fund share transactions
     (Note 5) ....................................................     (5,943,650)    (34,040,564)      5,595,751
                                                                   ---------------------------------------------------
Decrease in net assets............................................    (15,500,074)    (38,937,303)      (670,154)
NET ASSETS:
Beginning of year.................................................     72,007,212     128,670,854     21,765,844
                                                                   ---------------------------------------------------
End of year (including undistributed net investment income of
   $0, $0 and $61,104, respectively)..............................    $56,507,138     $89,733,551    $21,095,690
                                                                   ===================================================

FOR THE YEAR ENDED OCTOBER 31, 2001
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ......................................... $      226,757   $   8,802,705  $      73,978
   Net realized gain (loss) from investment and
      foreign currency transactions...............................     (1,894,823)      5,438,023     (2,654,360)
   Change in unrealized appreciation (depreciation) of
      investments and foreign currency............................    (22,093,077)      5,081,813     (5,800,758)
                                                                   ---------------------------------------------------
Net increase (decrease) in net assets resulting from operations...    (23,761,143)     19,322,541     (8,381,140)
                                                                   ---------------------------------------------------
Distributions to shareholders:
   Net investment income..........................................             --      (8,812,830)       (30,318)
   Short-term gains...............................................     (1,501,746)        (14,190)            --
   Long-term gains................................................     (9,145,990)             --             --
                                                                   ---------------------------------------------------
     Total distributions..........................................    (10,647,736)     (8,827,020)       (30,318)
                                                                   ---------------------------------------------------
Increase (decrease) in net assets from Fund share transactions
     (Note 5)                                                           4,730,496     (34,143,514)     10,346,554
                                                                   ---------------------------------------------------
Increase (decrease) in net assets.................................    (29,678,383)    (23,647,993)     1,935,096
NET ASSETS:
   Beginning of year..............................................    101,685,595     152,318,847     19,830,748
                                                                   ---------------------------------------------------
   End of year (including undistributed net investment income of
       $0, $0 and $67,687, respectively).......................... $   72,007,212    $128,670,854    $21,765,844
                                                                   ===================================================

                       See notes to financial statements.

[LOGO OMITTED] INVESTMENT ADVISORS FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto.

INTERNATIONAL EQUITY FUND
                                                                   FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------
                                                              2002         2001       2000        1999        1998
                                                            ---------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR.................           $9.89      $14.59      $14.57      $12.08     $11.99
                                                            ---------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income  ..........................            0.01        0.03        0.01        0.03       0.01
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions..           (1.40)      (3.19)       0.78        3.34       0.75
                                                            ---------------------------------------------------------------
     Total from investment operations...............           (1.39)      (3.16)       0.79        3.37       0.76
                                                            ---------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income.......................              --          --          --          --         --
   From net short-term realized gain on investments.              --       (0.22)      (0.45)         --      (0.22)
   From net long-term realized gain on investments..              --       (1.32)      (0.32)      (0.88)     (0.45)
                                                            ---------------------------------------------------------------
     Total distributions............................              --       (1.54)      (0.77)      (0.88)     (0.67)
                                                            ---------------------------------------------------------------
NET ASSET VALUE - END OF YEAR.......................           $8.50       $9.89      $14.59      $14.57     $12.08
                                                            ===============================================================
TOTAL RETURN........................................          (14.05)%    (23.94)%      5.06%      29.10%      6.90%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
   Expenses.........................................            1.10%       1.04%       1.10%       1.09%      1.13%
   Net investment income ...........................            0.08%       0.26%       0.04%       0.23%      0.10%
Portfolio turnover rate.............................           31.51%      41.58%      51.99%      48.71%    166.77%
Net assets, end of year (in 000's)..................         $56,507     $72,007    $101,686     $86,547    $57,875

                       See notes to financial statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CONTINUED

The following table includes selected data for a share outstanding throughout each fiscal year and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto.


FIXED INCOME FUND
                                                             FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                ---------------------------------------------------------------------------
                                                   2002           2001           2000            1999          1998
                                                ---------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR.........      $10.49          $9.75           $9.81         $10.24       $10.27
                                                ---------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income1...................        0.56           0.61            0.63           0.53         0.54
   Net realized and unrealized gain (loss)
     on investments .......................        (0.19)          0.75           (0.04)         (0.45)        0.08
                                                ---------------------------------------------------------------------------
      Total from investment operations1.....        0.37           1.36            0.59           0.08         0.62
                                                ---------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income...............       (0.56)         (0.62)          (0.65)         (0.51)       (0.59)
   Return of capital........................          --             --              --             --        (0.04)
   From net short-term realized gain on
     investments............................       (0.16)            --              --             --        (0.02)
   From net long-term realized gain on
     investments...........................        (0.03)            --              --             --           --
                                                ---------------------------------------------------------------------------
      Total distributions...................       (0.75)         (0.62)          (0.65)         (0.51)       (0.65)
                                                ---------------------------------------------------------------------------
NET ASSET VALUE - END OF YEAR...............      $10.11         $10.49           $9.75          $9.81       $10.24
                                                ===========================================================================
TOTAL RETURN................................        3.86%         14.36%           6.33%          0.79%        6.26%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)2...........        0.60%          0.60%           0.60%          0.61%        0.75%
   Expenses (excluding fee waivers).........        0.74%          0.70%           0.75%          0.73%        0.88%
   Net investment income1 ..................        5.58%          6.09%           6.57%          5.35%        5.60%
Portfolio turnover rate.....................      205.61%        199.43%         361.63%        834.18%       92.65%
Net assets, end of year (in 000's)..........     $89,734       $128,671        $152,319        $94,221      $71,723

1 Effective November 1, 2001, the Fixed Income Fund adopted the required provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets by 0.09%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in accounting principle.

2 Effective March 1, 1999, 1838 Investment Advisors voluntarily agreed to waive its fees and/or reimburse the Fund so the total operating expenses do not exceed 0.60% of average daily net assets.

                       See notes to financial statements.

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FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements. It should be read in conjuction with the financial statements and notes thereto.

LARGE CAP EQUITY FUND

                                                                     FOR THE FISCAL YEAR OR PERIOD ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                                       2002         2001        2000         1999+
                                                              ---------------------------------------------------------
NET ASSET VALUE - BEGINNING OF YEAR....................               $7.67      $11.09       $10.61       $10.00
                                                              ---------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income...............................                0.03        0.03         0.02         0.01
   Net realized and unrealized gain on investments ....               (1.70)      (3.43)        0.49         0.60
                                                              ---------------------------------------------------------
      Total from investment operations.................               (1.67)      (3.40)        0.51         0.61
                                                              ---------------------------------------------------------
DISTRIBUTIONS:
   From net investment income..........................               (0.04)      (0.02)       (0.01)         --
   From net short-term realized gain on investments....                  --          --        (0.02)         --
                                                              ---------------------------------------------------------
      Total distributions..............................               (0.04)      (0.02)       (0.03)          --
                                                              ---------------------------------------------------------
NET ASSET VALUE - END OF YEAR..........................               $5.96       $7.67       $11.09       $10.61
                                                              =========================================================
TOTAL RETURN...........................................         (21.96)%    (30.73)%        4.83%          6.10%*
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers).......................            0.75%       0.75%        0.75%          0.75%**
   Expenses (excluding fee waivers)....................            1.18%       1.17%        1.73%          4.98%**
   Net investment income ..............................            0.41%       0.32%        0.23%          1.55%**
Portfolio turnover rate................................           53.26%      45.82%       54.21%          5.58%
Net assets, end of year (in 000's).....................          $21,096     $21,766      $19,831         $4,923

+  The Large Cap Equity Fund commenced  operations on September 29, 1999.
*  Total return not annualized.
** Annualized.

                       See notes to financial statements.

[LOGO OMITTED] INVESTMENT ADVISORS FUNDS

NOTES TO THE FINANCIAL STATEMENTS                               OCTOBER 31, 2002
--------------------------------------------------------------------------------

NOTE 1 -- DESCRIPTION OF THE FUNDS

The 1838 Investment Advisors Funds (the "Trust") was organized as a Delaware series business trust on December 9, 1994, and is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust consists of three Funds: the 1838 International Equity Fund, the 1838 Fixed Income Fund and the 1838 Large Cap Equity Fund (each a "Fund" and collectively, the "Funds"). The investment objectives of each Fund are set forth below.

The  1838  International  Equity  Fund  (the  "International   Fund")  commenced
operations on August 3, 1995. The Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing at least 80% of its total assets in a diversified portfolio of equity securities of issuers located in countries other than the United States.

The 1838 Fixed Income Fund (the "Fixed Income Fund") commenced operations on September 2, 1997. The Fund's investment objective is maximum current income, with a secondary objective of growth. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of fixed income securities.

The 1838 Large Cap Equity Fund (the "Large Cap Fund") commenced operations on September 29, 1999. The Fund's investment objective is long-term total return. The Fund seeks to achieve its objective by investing at least 90% of its total assets in the common stock of U.S. companies with market capitalizations greater than $5 billion.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION. Each Fund's securities, except investments with remaining maturities of 60 days or less, are valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Debt securities having a maturity of 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Trustees. As of October 31, 2002, there were no securities valued by, or under procedures established by, the Board of Trustees.

FEDERAL INCOME TAXES. Each Fund is treated as a separate entity and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the International Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and

         (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The International Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

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NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED                  OCTOBER 31, 2002
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Fund may enter into forward foreign currency exchange contracts ("FFCEC"). Additionally, the International Fund may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at fair value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions. There were no FFCEC to hedge foreign currency assets outstanding at October 31, 2002.

TRANSFERS IN-KIND. Shareholders may periodically contribute marketable securities to a respective Fund, upon approval of the Fund's management, in exchange for capital shares of the respective Fund. The exchange is conducted on a taxable basis, whereby any unrealized appreciation or depreciation on the marketable securities on the date of transfer is recognized by the shareholder and the Fund's basis in the securities is the market value as of the date of transfer. The number of shares issued to the shareholder is calculated by dividing the market value of the marketable securities, determined using the last quoted sales price on the security's principal exchange on that day, by the current net asset value per share of the respective Fund on the date of transfer.

DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES. The Fixed Income Fund distributes net investment income monthly. All other distributions by the Funds will be made annually in December. Additional distributions may be made by each Fund to the extent necessary. Distributions of net investment income and net realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States of America ("GAAP"). These differences are primarily due to differing treatments of gains or losses on foreign currency transactions, gains or losses realized on paydown transactions on mortgaged-backed securities and losses deferred due to wash sales. Net investment income, short-term gains and foreign currency gains are taxed as ordinary income and long-term gains are taxed as capital gains. The following amounts were reclassified within the capital accounts for the International Fund: $(172,214) to paid in capital, $(58,564) to undistributed net investment income (loss) and $230,778 to accumulated net short-term realized gain (loss) on investments.

Distributions during the year ended October 31, 2002 were characterized as follows for tax purposes:

                                                        ORDINARY               CAPITAL             TOTAL
                    FUND                                 INCOME                 GAIN            DISTRIBUTION
                    ----                               -----------           -----------        ------------
                    International Fund..............   $       --             $     --          $      --
                    Fixed Income Fund...............    8,223,795              395,985           8,619,780
                    Large Cap Fund..................      102,259                   --             102,259

At October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                                         DISTRIBUTABLE
                                                                                       LONG TERM CAPITAL
                                                          DISTRIBUTABLE                 GAINS/TAX BASIS
                    FUND                                 ORDINARY INCOME                CAPITAL LOSSES
                    ----                               -------------------             -----------------
                    International Fund..............      $       --                     $(12,880,390)
                    Fixed Income Fund...............              --                          380,325
                    Large Cap Fund..................          61,104                      (10,016,810)

[LOGO OMITTED]  INVESTMENT ADVISORS FUNDS

NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2002
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

As of October 31, 2002, the following table shows the capital loss carryovers available to offset possible future capital gains for the following Funds:


                    FUND                                     AMOUNT            EXPIRATION DATE
                    ----                                  -----------          ---------------
                    International Fund..............      $ 1,643,063             10/31/2009
                                                           11,237,327             10/31/2010
                    Large Cap Fund..................      $   341,572             10/31/2008
                                                            2,609,791             10/31/2009
                                                            7,065,447             10/31/2010

At October 31, 2002, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation/(depreciation) of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value.


                                                                         NET UNREALIZED           GROSS                GROSS
                                                       AGGREGATE          APPRECIATION/        UNREALIZED           UNREALIZED
           FUND                                         TAX COST         (DEPRECIATION)       APPRECIATION         DEPRECIATION
           ----                                        -----------        ------------         -----------          -----------
           International Fund.......................   $64,562,355         $(8,185,474)        $3,684,418        $(11,869,892)
           Fixed Income Fund........................    91,487,619           2,421,637          3,239,237            (817,600)
           Large Cap Fund...........................    25,699,462          (4,612,325)           646,285          (5,258,610)

CHANGE IN ACCOUNTING PRINCIPLE -- Effective November 1, 2001, the Funds adopted provisions required by the new AICPA Audit and Accounting Guide for Investment Companies issued in November 2000. The Fixed Income Fund began classifying gains and losses from paydown transactions on mortgage and asset backed securities as investment income or loss for financial reporting purposes. During the year ended October 31, 2002, net investment income increased $107,452 and net realized and unrealized gain (loss) decreased $107,452 due to the classification of net paydown gains as net investment income.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

OTHER. Investment security transactions are accounted for on a trade date basis. The specific identification method is utilized for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

[LOGO OMITTED]  INVESTMENT ADVISORS FUNDS

NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2002
--------------------------------------------------------------------------------


NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

During the fiscal year ended October 31, 2002, purchases and sales of investment securities, other than short-term investments, were as follows:

                                                     INTERNATIONAL     FIXED INCOME         LARGE CAP
                                                          FUND             FUND               FUND
                                                      ------------     -------------      -------------
                Purchases.........................    $21,569,386      $229,927,942       $19,072,377
                Sales.............................     25,956,613       265,511,760        13,025,480

Purchases, sales and maturities of U.S. Government securities, during the fiscal year ended October 31, 2002, were as follows:

                                                     INTERNATIONAL     FIXED INCOME         LARGE CAP
                                                          FUND             FUND               FUND
                                                      ------------     -------------      -------------
                Purchases.........................     $     --       $  79,532,928       $4,999,325
                Sales.............................           --         104,195,703        5,000,000

NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of each Fund, employs 1838 Investment Advisors, LLC (the "Investment Advisor"), a wholly-owned subsidiary of MBIA, Inc., and registered investment adviser under the 1940 Act, to furnish investment advisory services to the Funds pursuant to an Investment Advisory Agreement with the Trust. The Investment Advisor supervises the investment of the assets of the Funds in accordance with each Fund's investment objective, policies and restrictions.

The Trust pays the Investment Advisor a monthly fee at the following annual rates of each Fund's average daily net assets: 0.75% for the International Fund, 0.50% for the Fixed Income Fund and 0.65% for the Large Cap Fund. The Investment Advisor has voluntarily agreed to waive its advisory fee and/or reimburse each Fund monthly to the extent that the total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) will exceed the following annual rates of each Fund's average daily net assets: 1.25% for the International Fund, 0.60% for the Fixed Income Fund and 0.75% for Large Cap Fund. This undertaking may be rescinded at any time in the future.

The following table summarizes the advisory fees incurred by the Funds for the fiscal year ended October 31, 2002:

                                                         GROSS      ADVISORY FEE        NET
                                                      ADVISORY FEE     WAIVER      ADVISORY FEE
                                                       -----------   -----------    -----------
                    International Fund..............    $517,457     $    -0-        $517,457
                    Fixed Income Fund...............     567,986      156,206         411,780
                    Large Cap Fund..................     151,057       99,046          52,011

1838 Investment Advisors, LLC ("1838") also serves as Administrator to the Trust pursuant to an Administration Agreement with the Trust on behalf of each Fund. As Administrator, 1838 is responsible for services such as financial reporting, compliance monitoring and corporate management. The Trust pays 1838 a monthly asset-based fee at the annual rate of 0.06% of each Fund's average daily net assets, with a minimum annual fee per Fund of $15,000. For the fiscal year ended October 31, 2002, 1838's administration fees amounted to $41,397, $68,158 and $15,133, for the International Fund, the Fixed Income Fund and the Large Cap Fund, respectively.

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NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2002
--------------------------------------------------------------------------------


NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES -- (CONTINUED)

MBIA Municipal Investors Services Corporation ("MBIA MISC"), a direct, wholly-owned subsidiary of MBIA, Inc., serves as Accounting Agent to the Trust. As Accounting Agent, MBIA MISC determines each Fund's net asset value per share and provides accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. The Trust pays MBIA MISC a monthly asset-based fee at the annual rate of $40,000, plus 0.03% of each Fund's average daily net assets in excess of $50 million for the Fixed Income Fund and the Large Cap Fund. For the International Fund the Trust pays at the annual rate of $60,000, plus 0.03% of average daily net assets in excess of $50 million. For the fiscal year ended October 31, 2002, MBIA MISC's accounting fees amounted to $65,697, $59,076 and $40,000, for the International Fund, the Fixed Income Fund and the Large Cap Fund, respectively.

MBIA MISC also serves as the Fund's transfer agent pursuant to a Transfer Agency Agreement with the Trust. For these services, MBIA MISC receives an annual fee per Fund of $20,000, and is reimbursed for out-of-pocket expenses. For the fiscal year ended October 31, 2002, MBIA MISC's transfer agent fees amounted to $20,000 for each Fund.

MBIA Capital Management Corporation (the "distributor"), a direct, wholly-owned subsidiary of MBIA, Inc., entered into a Distribution Agreement with the Trust to assist in securing purchasers for shares of each Fund. The distributor also directly or through its affiliates, provides investor support services. The distributor receives no compensation for distributing the Funds' shares, except for reimbursement of its out-of-pocket expenses.

The Trustees of the Trust who are "interested persons" of the Trust, the Investment Advisor or its affiliates and all personnel of the Trust or the Investment Advisor performing services related to research, statistical and investment activities are paid by the Investment Advisor or its affiliates.

NOTE 5 -- FUND SHARE TRANSACTIONS

At October 31, 2002, there were an unlimited number of shares of beneficial interest with a $0.001 par value, authorized. The following table summarizes the activity in shares of each Fund:

INTERNATIONAL FUND

                                                               FOR THE FISCAL YEAR                       FOR THE FISCAL YEAR
                                                             ENDED OCTOBER 31, 2002                    ENDED OCTOBER 31, 2001
                                                            -------------------------                 -------------------------
                                                              SHARES              AMOUNT            SHARES               AMOUNT
                                                            -----------        -----------        -----------          ----------
      Shares sold.....................................       447,668         $ 4,408,467        1,123,435            $12,597,230
      Shares issued to shareholders in reinvestment
         of distributions.............................            --                  --          787,298              9,927,833
      Shares redeemed.................................    (1,086,733)        (10,352,117)      (1,593,990)           (17,794,567)
                                                          ----------         -----------        ---------            -----------
      Net increase....................................      (639,065)        $(5,943,650)         316,743            $ 4,730,496
                                                          ==========                            =========

      Shares outstanding:
              Beginning of year.......................     7,284,123                            6,967,380
                                                           ---------                            ---------
              End of year.............................     6,645,058                            7,284,123
                                                           ---------                            =========

[LOGO OMITTED]  INVESTMENT ADVISORS FUNDS

NOTES TO THE FINANCIAL STATEMENTS-- CONTINUED                   OCTOBER 31, 2002
--------------------------------------------------------------------------------

NOTE 5 -- FUND SHARE TRANSACTIONS -- (CONTINUED)

FIXED INCOME FUND

                                                                FOR THE FISCAL YEAR        FOR THE FISCAL YEAR
                                                              ENDED OCTOBER 31, 2002     ENDED OCTOBER 31, 2001
                                                             -------------------------  -------------------------
                                                               SHARES         AMOUNT      SHARES        AMOUNT
                                                             -----------   -----------  -----------   ----------
      Shares sold...........................................    448,482   $  4,505,566   1,405,850   $ 14,099,324
      Shares issued in exchange for securities
         transferred in-kind (Note 2).......................         --             --     210,897      2,125,846
      Shares issued to shareholders in reinvestment
         of distributions...................................    778,386      7,754,268     778,799      7,836,255
      Shares redeemed....................................... (4,621,456)   (46,300,398) (5,747,770)   (58,204,939)
                                                              ---------    -----------   ---------    -----------
      Net increase (decrease)............................... (3,394,588)  $(34,040,564) (3,352,224)  $(34,143,514)
                                                                          ============               ============

      Shares outstanding:
             Beginning of year..............................  12,269,647                15,621,871
                                                              ---------                 ----------
             End of year...................................   8,875,059                 12,269,647
                                                              =========                 ==========

LARGE CAP FUND

                                                                FOR THE FISCAL YEAR        FOR THE FISCAL YEAR
                                                              ENDED OCTOBER 31, 2002     ENDED OCTOBER 31, 2001
                                                             -------------------------  -------------------------
                                                               SHARES         AMOUNT      SHARES        AMOUNT
                                                             -----------   -----------  -----------   ----------
      Shares sold...........................................  1,200,399    $ 9,403,633   1,103,475    $10,888,302
      Shares issued in exchange for securities transferred
         in-kind (Note 2)...................................         --             --      85,246        783,410
      Shares issued to shareholders in reinvestment
         of distributions...................................     11,406         93,074       2,661         27,329
      Shares redeemed.......................................   (511,391)    (3,900,956)   (142,092)    (1,352,487)
                                                              ---------     ----------    --------     ----------
      Net increase..........................................    700,414    $ 5,595,751   1,049,290    $10,346,554
                                                                           ===========                ===========

      Shares outstanding:
             Beginning of year..............................  2,837,403                  1,788,113
                                                              ---------                  ---------
             End of year...................................   3,537,817                  2,837,403
                                                              =========                  =========

NOTE 6 -- CONCENTRATION OF RISKS

The International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economical developments and the level of government supervision and regulation of securities markets in the various countries.

[LOGO OMITTED]  INVESTMENT ADVISORS FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS                               OCTOBER 31, 2002
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF 1838 INVESTMENT ADVISORS FUNDS


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity Fund, Fixed Income Fund and Large Cap Equity Fund (constituting 1838 Investment Advisors Funds, hereafter referred to as the "Fund") at October 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.





PRICEWATERHOUSECOOPERS LLP
Philadelphia, PA
December 12, 2002

[LOGO OMITTED]  INVESTMENT ADVISORS FUNDS

SHAREHOLDER INFORMATION (UNAUDITED)

TAX INFORMATION

The 1838 Fixed Income Fund paid distributions of $0.0314 per share from net long-term capital gains during the fiscal year ended October 31, 2002. Pursuant to section 852 of the Internal Revenue Code, the 1838 Fixed Income Fund designated $380,974 as capital gain distributions for the fiscal year ended October 31, 2002.

[LOGO OMITTED]  INVESTMENT ADVISORS FUNDS

ADDITIONAL INFORMATION REGARDING THE TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

                                   POSITION(S)                                                                         POSITION WITH
                                 HELD WITH THE                         PRINCIPAL OCCUPTION                             TRUST COMPLEX
NAME, ADDRESS AND AGE             TRUST COMPLEX            AND DIRECTORSHIPS DURING THE PAST FIVE YEARS                    SINCE*
------------------------------------------------------------------------------------------------------------------------------------

W. Thacher Brown (54)           President, Chairman     President and Director, 1838 Investment Advisors, LLC           1995;
2701 Renaissance Boulevard,     and Trustee of each     (successor company to 1838 Investment Advisors, Inc.            indefinite
Fourth Floor,                   Fund in the             and 1838 indefinite Investment Advisors, L.P.)
King of Prussia, PA 19406       Trust Complex           (1988 - Present); President and ChiefExecutive
                                                        Officer, 1838 Investment Advisors, Inc. (1988 - 1998);
                                                        President,MBIA Asset Management, LLC (successor company
                                                        to MBIA  Asset   Management Corp.);  Director,  1838
                                                        Bond-Debenture   Trading Fund; Airgas, Inc. and
                                                        Harleysville Mutual Insurance Company

------------------------------------------------------------------------------------------------------------------------------------
Charles D. Dickey, Jr. (84)     Trustee of each         Retired. Formerly Chairman and CEO of Scott Paper Company       1995;
2701 Renaissance Boulevard,     Fund in the             (retired as CEO 1983; retired as Director, 1988); Formerly      indefinite
Fourth Floor,                   Trust Complex           Director of General Electric Company (retired 1991)
King of Prussia, PA 19406

------------------------------------------------------------------------------------------------------------------------------------
Frank B. Foster, III (67)       Trustee of each         CEO, DBH Assoc. (1987-Present); Director, OAO Technologies      1995;
2701 Renaissance Boulevard,     Fund in the             Solutions Inc. (NASDAQ) (1997-Present); Director; Airgas Inc.   indefinite
Fourth Floor,                   Trust Complex           (1986-Present)
King of Prussia, PA 19406

------------------------------------------------------------------------------------------------------------------------------------
Robert P. Hauptfuhrer (70)      Trustee of each         Director, Quaker Chemical Corp. (1977-Present).                 1995;
2701 Renaissance Boulevard,     Fund in the                                                                             indefinite
Fourth Floor,                   Trust Complex
King of Prussia, PA 19406

------------------------------------------------------------------------------------------------------------------------------------
Johannes B. van den Berg (44)   Vice President &        Managing Director, 1838 Investment Advisors, LLC                1995;
2701 Renaissance Boulevard,     Portfolio Manager       (successor company to 1838 Investment Advisors, Inc. and        indefinite
Fourth Floor,                   of the International    1838 Investment Advisors, L.P.) (1997 - Present); Managing
King of Prussia, PA 19406       Equity Fund             Director and Portfolio Manager, MeesPierson 1838 Investment
                                                        Advisors (1994-1998); President, MeesPierson Capital Management,
                                                        Inc. (1994-1998).

*Term of office is indefinite unless otherwise indicated.

[LOGO OMITTED]  INVESTMENT ADVISORS FUNDS

ADDITIONAL INFORMATION REGARDING THE TRUSTEES AND OFFICERS OF THE TRUST (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                   POSITION(S)                                                                        POSITION WITH
                                 HELD WITH THE                        PRINCIPAL OCCUPTION                             TRUST COMPLEX
NAME, ADDRESS AND AGE             TRUST COMPLEX            AND DIRECTORSHIPS DURING THE PAST FIVE YEARS                   SINCE*
------------------------------------------------------------------------------------------------------------------------------------

Clifford D. Corso (39)          Vice President &        Managing Director, 1838 Investment Advisors, LLC                1997;
MBIA Capital                    Portfolio Manager       (successor company to 1838 Investment Advisors, Inc. and        indefinite
Management Corp.                of the Fixed Income     1838 Investment Advisors, L.P.) (1998-Present); Vice President
113 King Street                 Fund                    and Senior Portfolio Manager, MBIA Capital Management Corp.
Armonk, NY 10504                                        (1994-1998).

------------------------------------------------------------------------------------------------------------------------------------
George W. Gephart, Jr. (49)     Vice President &        Managing Director, 1838 Investment Advisors, LLC                1999;
2701 Renaissance Boulevard,     Portfolio Manager       (successor company to 1838 Investment Advisors, Inc. and        indefinite
Fourth Floor,                   of the Large Cap        1838 Investment Advisors, L.P.),  (1988 - Present) Chairman,
King of Prussia, PA  19406      Equity Fund             Bryn Mawr Rehab Hospital (Past); and Director, Main Line
                                                        Health Systems and Jefferson Health Systems (Present).

------------------------------------------------------------------------------------------------------------------------------------
Anna M. Bencrowsky (51)         Vice President,         Vice President-Chief Compliance Officer, 1838 Investment        1995;
2701 Renaissance Boulevard,     Treasurer and           Advisors, LLC (successor company to 1838 Investment Advisors,   indefinite
Fourth Floor,                   Secretary of each       Inc. and  1838 Investment Advisors Funds, 1838 Investment
King of Prussia, PA  19406      of the Funds in         Advisors Funds, L.P.) (1988 - Present) Vice President and
                                the Trust Complex       Secretary, 1838 Bond-Debenture Trading Fund.

*Term of office is indefinite unless otherwise indicated.

                      This Page is Left Intentionally Blank

                               INVESTMENT ADVISER
                                AND ADMINISTRATOR
                                    --------
                          1838 INVESTMENT ADVISORS, LLC
                           2701 RENAISSANCE BOULEVARD
                                  FOURTH FLOOR
                            KING OF PRUSSIA, PA 19406

                                   DISTRIBUTOR
                                    --------
                       MBIA CAPITAL MANAGEMENT CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504

                                 ACCOUNTING AND
                                 TRANSFER AGENT
                                    --------
                  MBIA MUNICIPAL INVESTORS SERVICE CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504

                                    CUSTODIAN
                                    --------
                             WACHOVIA NATIONAL BANK
                               123 S. BROAD STREET
                             PHILADELPHIA, PA 19101

                                  LEGAL COUNSEL
                                    --------
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                                    AUDITORS
                                    --------
                           PRICEWATERHOUSECOOPERS LLP
                         TWO COMMERCE SQUARE, SUITE 1700
                               2001 MARKET STREET
                             PHILADELPHIA, PA 19103


AR 10/02